SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 10, 2002

                           Instinet Group Incorporated
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                    000-32717               13-4134098
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(State or Other Jurisdiction      (Commission File           (IRS Employer
      of Incorporation)                Number)            Identification No.)

3 Times Square, New York, New York                               10036
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         (Address of Principal Executive Offices)             (Zip Code)

        Registrant's telephone number, including area code: 212-310-9500

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events

         On June 10, 2002, Instinet Group Incorporated (the "Company") issued a press release announcing the Company has entered into a definitive agreement to acquire Island ECN in an all-stock transaction. The press release is filed as
Exhibit 99.1 hereto and incorporated herein by reference.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

      Number   Description

      99.1     News Release of Instinet Group Incorporated issued June 10, 2002:
               Instinet to Acquire Island ECN.

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                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                            INSTINET GROUP INCORPORATED
                                                      Registrant



Date: June 10, 2002
                                                 By: /s/ Mark Nienstedt
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                                                 Mark Nienstedt
                                                 Acting President and Chief
                                                 Executive Officer, and Chief
                                                 Financial Officer, and Director